SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Managed Municipal Bond Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1998.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Chad Farrington, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectuses.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1998.
■	Joined DWS in 1986.
■	Co-Head of Municipal Bonds.
■	BA, Duke University.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
■	Joined DWS in 1989.
■	BS, Pennsylvania State University; MS, Boston College.
Chad Farrington, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
■	BS, Montana State University.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
■	Joined DWS in 1999.
■	BS, Bryant College; MBA, Suffolk University.

Please Retain This Supplement for Future Reference
December 10, 2018
PROSTKR-1109